UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004
                                                         ----------------

                            MUELLER INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     1-6770                25-0790410
           --------                     ------                ----------
       (State or other            (Commission File         (IRS Employer
         jurisdiction                  Number)           Identification No.)
      of incorporation)

    8285 Tournament Drive
          Suite 150                                            38125
                                                               -----
     Memphis, Tennessee                                       Zip Code
     -------------------
    (Address of principal
      executive offices)


Registrant's telephone number, including area code:    (901) 753-3200
                                                       --------------

Registrant's Former Name or Address, if changed since last report:  N/A
                                                                    ---

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

     The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On October 26, 2004, Mueller Industries, Inc., a Delaware corporation (the "Company"), entered into an Indenture, dated as of October 26, 2004, between the Company and SunTrust Bank, as trustee (the "Trustee"), relating to the Company's issuance of up to $320,000,000 of the Company's 6% Subordinated Debentures due 2014 (the "Debentures") as part of the special dividend (the "Special Dividend") on the Company's common stock ("Common Stock"). The Special Dividend consisted of $6.50 in cash and $8.50 in principal amount of the Debentures per share of Common Stock and was payable to holders of record of the Common Stock as of the close of business on October 12, 2004. The Company issued $308,020,000 principal amount of Debentures in connection with the Special Dividend.

     The Debentures bear interest at a rate of 6% per annum and mature on November 1, 2014. Interest on the Debentures is payable on May 1 and November 1 of each year (commencing on May 1, 2005), to holders of record on the preceding April 15 and October 15. Interest on the Debentures will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. The Debentures are subordinated to all of the Company's senior indebtedness. The Debentures are callable at the option of the Company, in whole or in part, at any time or from time to time, subject to declining call premiums during the first five years.

     The Indenture provides that events of default include: failure to pay interest on any Debenture when due and payable and such failure continues for 30 days; failure to pay principal of or premium, if any, on any Debenture when due and payable; failure by the Company to comply for 60 days after notice with its other covenants and agreements contained in the Indenture; and certain events of bankruptcy, insolvency or reorganization of the Company. If an event of default has occurred and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Debentures may declare the principal of and accrued and unpaid interest, if any, on all the Debentures to be due and payable.

Item 9.01. Financial Statements and Exhibits.

4.1 Indenture, dated as of October 26, 2004, by and between Mueller Industries, Inc. and SunTrust Bank, as trustee.

4.2       Form of 6% Subordinated Debenture due 2014 (included in Exhibit 4.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on October 29, 2004.

                                   MUELLER INDUSTRIES, INC.

                                   By:  /s/ Kent A. McKee
                                        -----------------
                                        Name:   Kent A.  McKee
                                        Title:  Vice-President and Chief
                                                Financial Officer

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

4.1 Indenture, dated as of October 26, 2004, by and between Mueller Industries, Inc. and SunTrust Bank, as trustee.

4.2            Form of 6% Subordinated Debenture due 2014 (included in Exhibit
               4.1).